                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of
                    THE SECURITIES EXCHANGE ACT OF 1934

                     Date of Report:   March 25, 1999


                       Columbia Banking System, Inc.
                    -- ----------------------------------
            (Exact name of registrant as specified in its charter)

                                 Washington
                              -- ---------------
                (State or other jurisdiction of incorporation)


            0-20288                           91-1422237
     ----------------------       --------------------------------
    (Commission File Number)      (IRS Employer Identification No.)


                            1102 Broadway Plaza
                             Tacoma, WA   98402
            (Address of principal executive offices) (Zip Code)

                              (253) 305-1900
             Registrant's telephone number, including area code



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                                   FORM 8-K

                         COLUMBIA BANKING SYSTEM, INC.
                              Tacoma, Washington

                               March 25, 1999


Item 5. Other Events
--------------------

     On March 25, 1999, Columbia Banking System, Inc. ("CBSI") announced that first quarter earnings per share will fall short of consensus estimates.

     A copy pf CBSI's News Release containing the announcement is attached as an exhibit to this report.

     CBSI's common stock trades on the Nasdaq National Market tier of The Nasdaq Stock Market under the symbol "COLB".


Item 7.  Financial Statements and Exhibits
------------------------------------------

    (a)  Financial statements - not applicable.

    (b)  Pro forma financial information - not applicable.

    (c)  Exhibits:

         (20) News release issued by Columbia Banking System, Inc. dated March 25, 1999.



                                  -2-
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                               SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        COLUMBIA BANKING SYSTEM, INC.
                                        (Registrant)


Date:  March 25, 1999     By:       /s/ W. W. Philip
                               -----------------------------------------
                                       W. W. Philip, Chairman and
                                              Chief Executive Officer





                                   (3)
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                                EXHIBIT 20




                                               FOR IMMEDIATE RELEASE
                                               March 25, 1999


Contacts  Gary Schminkey, Executive Vice President and Chief Financial Officer,
          (253)-305-1966



                      COLUMBIA BANKING SYSTEM EXPECTS
                       LOWER FIRST QUARTER EARNINGS


TACOMA, Washington--Columbia Banking System, Inc. (Nasdaq: COLB) today announced that its first quarter earnings per share will fall short of consensus estimates of $0.26. In the late third quarter of 1998, Columbia Bank occupied its new operations center and the cost of operations and overhead associated with the new facility have exceeded budgeted amounts. In addition, commercial loan growth in the first quarter was less than expected. Bank management is taking steps to reduce costs, and is continuing to emphasize quality asset growth and expansion of the Company's franchise. The Company expects to benefit from the actions being taken, with the result that the remaining quarters of 1999 should show improvement over the first quarter. The Company's assets exceeded $1 billion in 1998. Its current outlook for
1999 is for continued strong loan and deposit growth.   Management believes
it is too early to tell whether net income for the full year will achieve the consensus estimate of $1.13 per share.

   The information above is forward looking and involves risks and uncertainties that could significantly affect expected results. Actual results and the timing of certain events could differ materially from those projected in the forward-looking statements due to a number of factors. Specific factors include, among others, the effect of interest rate changes, risks associated with bank acquisitions or opening new branches, expense control and general economic conditions.

Columbia Bank is a Washington state-chartered full-service commercial bank with 26 banking offices in Pierce, King, Cowlitz and Kitsap counties. It is the sole subsidiary of Columbia Banking System, Inc. (Nasdaq: COLB), a Tacoma-based bank holding company.